Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
September 24, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore
1	Hercules 75	Submersible, TD	GOM	Warm Stacked
2	Hercules 77	Submersible, TD	GOM	Stacked Ready
3	Hercules 78	Submersible, TD	GOM	Century	79-81	7	10/01/08	Customer elected not to proceed with their well
				Shipyard			10/22/08	Hurricane related repairs
4	Hercules 85	85’ — ILS, TD	GOM	Stacked Ready
5	Hercules 101	100’ — MC, TD	GOM	Energy Partners	59-61	46	11/09/08	Special survey planned for approximately 14 days in June 2009
6	Hercules 120	120’ — MC, TD	GOM	Chevron	66-68	37	10/31/08
7	Hercules 150	150’ — ILC, TD	GOM	Rozel	64-66	6	09/30/08
				Chevron	69-71	57	11/26/08	Special survey planned for approximately 21 days in April 2009
8	Hercules 152	150’ — MC, TD	GOM	Ana Texas	69-71	12	10/06/08
				Shipyard			10/16/08	Repairs
9	Hercules 153	150’ — MC, TD	GOM	Stacked Ready			10/14/08
				Hall Houston	64-66	30	11/13/08
10	Hercules 173	173’ — MC, TD	GOM	Chevron	66-68	37	10/31/08
11	Hercules 200	200’ — MC, TD	GOM	Royal	64-66	37	10/31/08
12	Hercules 201	200’ — MC, TD	GOM	W&T	59-61	12	10/06/08
				Probe Resources	77-79	50	11/25/08	Special survey planned for approximately 28 days starting in March 2009
13	Hercules 202	200’ — MC, TD	GOM	ADTI/W&T	59-61	11	10/05/08	Special survey planned for approximately 14 days starting in June 2009
14	Hercules 203	200’ — MC, TD	GOM	Energy XXI	74-76	113	01/15/09
				Energy XXI	81-83	90	04/15/09	Special survey planned for approximately 21 days in July 2009
15	Hercules 204	200’ — MC, TD	GOM	LLOG	70-72	63	11/26/08
				LLOG	72-74	92	02/26/09
				Peregrine	69-71	41	11/04/08
16	Hercules 207	200’ — MC, TD	GOM	Peregrine	81-83	10	11/14/08
				Prime	84-86	18	12/02/08
17	Hercules 211	200’ — MC Workover	GOM	ATP Oil and Gas	59-61	21	10/15/08	Special survey planned for approximately 30 days starting in October 2009
				Royal	74-76	5	09/29/08
				Tri-C Resources	74-76	15	10/14/08
18	Hercules 250	250’ — MS, TD	GOM	Hunt Oil	74-76	52	12/05/08
				Hunt Oil	79-81	40	01/14/09
				Hunt Oil	84-86	24	02/07/09
19	Hercules 251	250’ — MS, TD	GOM	Tana	74-76	144	02/15/09
20	Hercules 252	250’ — MS, TD	GOM	LLOG	69-71	9	10/03/08
				LLOG	74-76	100	01/11/09
21	Hercules 253	250’ — MS, TD	GOM	Tana	62-64	59	11/22/08
22	Hercules 257	250’ — MS, TD	GOM	Stacked Ready
23	Hercules 350	350’ — ILC, TD	GOM	El Paso	114-116	40	11/03/08
				Tana	129-131	61	01/03/09
					Average	58	days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
September 24, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
24	Hercules 155	150’ — ILC	GOM	Cold Stacked 07/01
25	Hercules 191	160’ — MS	GOM	Cold Stacked 08/01
26	Hercules 254	250’ — MS	GOM	Cold Stacked 07/01
27	Hercules 255	250’ — MS	GOM	Cold Stacked 07/01
International Offshore
1	Hercules 110	100’ — MC, TD	Trinidad	Cold Stacked
2	Hercules 170	170’ — ILC	Qatar	Occidental Petroleum	104-106	289	07/10/09	Planned maintenance for approximately 21 days in March 2009 at reduced dayrate of $69-70K
3	Hercules 156	150’ — ILC, TD	Cameroon & Gabon	ADDAX	149-151	56	11/19/08
				Shipyard			12/12/08	Special survey
				ADDAX	149-151	69	02/19/09
4	Hercules 185	120’ — ILC, TD	Angola	Angola Drilling Company Ltd	124-126	43	11/06/08
				Shipyard			03/06/09	Maintenance and upgrades including a 30’ leg extension
				Angola Drilling Company Ltd	149-151	549	09/06/10
5	Hercules 205	200’ — MC, TD	Mexico	PEMEX	104-106	398	10/27/09	Dayrate adjusts every 90 days to published GOM index for 200’ Mat Cantilever + $20,000
6	Hercules 206	200’ — MC, TD	Mexico	PEMEX	111-113	271	06/22/09	Restarted operations August 8 after 48 days of downtime for repairs
7	Platform 3	Platform, TD	Mexico	PEMEX	51-53	161	03/04/09
8	Hercules 258	250’ — MS	India	ONGC	109-111	983	06/04/11
9	Hercules 208	200’ — MC	Malaysia	Murphy	109-111	1,066	08/26/11
10	Hercules 260	250’ — ILC	India	ONGC	142-144	917	03/30/11
11	Hercules 261	250’ — ILC	Saudi Arabia	Shipyard			10/25/08	Contract preparation work
				Saudi Aramco	136-138	1,070	09/30/11
12	Hercules 262	250’ — ILC	Saudi Arabia	Shipyard			11/15/08	Contract preparation work
				Saudi Aramco	127-129	1,049	09/30/11
					Average	577 days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
September 24, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges
1	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Warm Stacked
2	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cinco STO Operating Company	36-38 35-37	42 30	11/05/08 12/05/08
3	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Forest	36-38	45	11/08/08
4	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Swift Energy Company	33-35	16	10/10/08
5	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Apache	46-48	45	11/08/08
6	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Swift Energy Company	28-30	13	10/07/08
7	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Shipyard			11/30/08	Quarters refurbishment
8	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Kriti Exploration Samson	32-34 32-34	6 30	09/30/08 10/30/08
9	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Castex	40-42	14	10/08/08
10	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	McMoRan	44-46	77	12/10/08
11	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Ballard	33-35	8	10/02/08	35-day contract pending
12	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	Warm Stacked
13	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Stacked Ready
14	Hercules 55	Posted — 3000 hp, TD	US Inland Gulf Coast	McMoRan	45-47	55	11/18/08
15	Hercules 57	Posted — 2000 hp, TD	US Inland Gulf Coast	EOG Sabco	43-45 44-46	7 74	10/01/08 12/14/08
16	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Swift Energy Company	39-41	68	12/01/08
					Average	33 days
17	Hercules 07	Posted — 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
18	Hercules 10	Posted — 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
19	Hercules 20	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 09/03
20	Hercules 21	Conv — 1500 hp	US Inland Gulf Coast	Cold Stacked 07/99
21	Hercules 23	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 03/02
22	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
23	Hercules 30	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
24	Hercules 31	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
25	Hercules 32	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 12/03
26	Hercules 47	Posted — 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98
27	Hercules 61	Posted — 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98

(1)	Rigs with a Customer named are under contract while rigs described as “Stacked Ready” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
August 31, 2008

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments
Gulf of Mexico
230	3	3	$19,675	93	100%	One vessel in drydock in September
190-215	5	5	14,757	105	68%	Two vessels in drydock in August and one vessel in drydock in September
170	2	2	10,841	62	100%
140-150	6	6	9,821	112	60%	One vessel in drydock in August and three vessels in drydock in September
120-130	14	13	6,335	327	81%	Three vessels in drydock in August, two vessels in drydock in September and one vessel cold-stacked in August and September
105	15	13	5,230	351	87%	Two vessels in drydock in August, three vessels in drydock in September and two vessels cold-stacked in August and September

Sub-total/Average	45	42	$8,627	1,050	81%

International
260	1	-	-	-	0%	Whale Shark is in a shipyard in the UAE undergoing regulatory and other modifications and repairs and is expected to re-enter service in early 2009
170-215	4	3	$35,347	93	100%	Revenue per day includes $14,669 per day that has been deferred to September; Amberjack is in a shipyard in the UAE and will be available for work by mid-October 2008
140-150	4	4	15,507	93	75%	One vessel in drydock in August
120-130	7	7	9,978	84	39%	Two vessels in drydock in August
105	4	4	14,624	79	64%	Revenue per day includes $1,424 per day that has been deferred to September

Sub-total/Average	20	18	$19,263	349	63%

Total/Average	65	60	$11,281	1,399	75%

Note:

(1)	Actively marketed liftboats excludes two GOM cold-stacked 105’ class liftboats, one GOM cold-stacked 120-130’ class liftboat, one 205’ class liftboat in UAE and one 260’ class liftboat in UAE.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.